UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2026

Digi Power X Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40527	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4
(Address of principal executive offices and zip code)

(818) 280-9758

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares	DGXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 8, 2026, Digi Power X Inc. (the “Company”) filed with the Canadian Securities Regulatory Authorities on the System for Electronic Data Analysis and Retrieval + a material change report (the “Material Change Report”) that included a copy of a press release announcing the upsizing of the Company’s at-the-market offering. A copy of the Material Change Report is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “8-K”) and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 8, 2026, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the base prospectus and the accompanying preliminary prospectus supplement included in the Company’s registration statement on Form S-3 (File No. 333-294953), filed with the SEC on April 9, 2026 (the “Registration Statement”), covering the offer and sale from time to time of up to an aggregate of $175,000,000 of shares of the Company’s common stock, no par value per share (“Shares”), which includes the $75,000,000 of Shares covered by the prior prospectus supplement (of which $72,363,650 have been sold prior to the date of this 8-K).

A copy of the legal opinion of MLT Aikins LLP relating to the validity of the Shares is filed herewith as Exhibit 5.1 and is incorporated herein by reference, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of MLT Aikins LLP
23.1	Consent of MLT Aikins LLP (contained in Exhibit 5.1)
99.1	Material Change Report, dated May 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGI POWER X INC.

	By:	/s/ Michel Amar
		Name:	Michel Amar
		Title:	Chief Executive Officer

Date: May 8, 2026

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